SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): July 8, 2003 (July 8, 2003)
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                               RUBY MINING COMPANY
             (Exact Name of Registrant as Specified in its Charter)


           Colorado                      0-7501                  81-0214117
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 (State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     Ruby Mining Company, through its wholly-owned subsidiary, Admiralty Corporation (the "Company") has entered into an agreement with Georgia Tech Research Corporation, which serves as the contracting arm for the Georgia Institute of Technology (collectively, "Georgia Tech"). This agreement grants to Georgia Tech a non-exclusive license of the Company's proprietary detection technology (the "ATLIS(R) technology") for conducting research and development activities towards the development of the ATLIS(R) technology for use in locating unexploded land-based ordnance. All other rights pertaining to the ATLIS(R) technology, including, but not limited to, use in locating unexploded marine ordnance and in locating and recovering historic shipwrecks, are expressly reserved to the Company.

     The agreement does not grant to Georgia Tech any rights to commercialize the subject matter of the license. Moreover, the Company will own all rights to any improvements to the ATLIS(R) technology resulting from the license, including any and all patent rights resulting from any such improvements, provided, however, a customary royalty will be paid to Georgia Tech in the event any such improvements become the subject of a U.S. patent application.

     Georgia Tech has also agreed with the Company to use reasonable care to hold in confidence and not disclose to other parties any and all information relating to the ATLIS(R) technology disclosed by the Company in connection with the license agreement.


CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
----------------------------------------------------

     The Company may, from time to time, make written or oral forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission (the "Commission") and its reports to stockholders. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, the ability of the Company to obtain funding or financing for operations, the ability of the Company to establish and maintain relationships with foreign countries, and the successful utilization of the Company's developed technology. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statements that may be made from time to time by, or on behalf of, the Company.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: July 8, 2003                         By    /s/ Herbert C. Leeming
                                                --------------------------------
                                                Herbert C. Leeming
                                                Chairman and CEO


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